                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 22, 2003

                              RAIT INVESTMENT TRUST

             (Exact name of registrant as specified in its charter)



     Maryland                       1-14760                    23-2919819
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)

                           c/o RAIT Partnership, L.P.
             1818 Market Street, 28th Floor, Philadelphia, PA 19103
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900


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ITEM 5 OTHER EVENTS

On July 24, 2003, RAIT Investment Trust issued a press release regarding its earnings for the second quarter of fiscal 2003. A copy of this press release is filed with this report as an exhibit to Form 8-K.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits



Exhibit Number            Description of Document
--------------            -----------------------
     99.1                      Press Release issued July 24, 2003.
     99.2                      Press Release issued July 22, 2003.



ITEM 9. REGULATION FD DISCLOSURE (INCLUDING ITEM 12 INFORMATION)

On July 22, 2003, RAIT Investment Trust issued a press release regarding its net income per share for the second quarter of fiscal 2003. On July 24, 2003, RAIT Investment Trust issued a press release regarding its earnings for the second quarter of fiscal 2003. A copy of each of these press releases is furnished with this report as an exhibit to Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216.



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RAIT INVESTMENT TRUST





                                By:  /s/  Ellen J. DiStefano
                                     -------------------------------
                                     Ellen J. DiStefano
                                     Chief Financial Officer



Date: July 24, 2003